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FREEDMAN, LEVY, KROLL & SIMONDS                                   EXHIBIT 10(d)




                                  CONSENT OF
                       FREEDMAN, LEVY, KROLL & SIMONDS



        We hereby consent to the reference to our firm under the caption "Legal Counsel" in the prospectus and "Legal Matters" in the statement of additional information contained in the Form N-1A Registration Statement of AIM Variable Insurance Funds, Inc. (File No. 33-57340), as amended.





                                           /s/ FREEDMAN, LEVY, KROLL & SIMONDS

                                               FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
April 14, 1997